                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISISON
                             WASHINGTON, D.C. 20549

                                 AMENDMENT No.1
                                       to
                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report: (Date of the earliest event reported) May 31, 2006

                                   TEXXON, INC

                                    Oklahoma
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)


            000-49648                                    73-1554122
--------------------------------------------------------------------------------
     (Commission File Number)                  (IRS Employer Identification No.)

11601 Wilshire, Suite 2030, Los Angeles, CA                90025
--------------------------------------------------------------------------------
(Address or Principal executive offices)                 (Zip Code)

                                 (310) 439-3119
                                 --------------
              (Registrant's telephone number, including Area Code)


               17623 Old Richmond Road, Sugarland,Texas 33782-6105
               ---------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.01 DISCUSSION

As previously reported on Form 8-K filed June 7, 2006, on May 31, 2006, the Company acquired Teleplus, Inc., ("Teleplus"), a California corporation, in a share-for-share exchange under Section 358(a)(1)(B) of the Internal Revenue Code. Teleplus is a MVNO, a Mobile Virtual Network Operator, with headquarters at 11601 Wilshire Boulevard, Suite 2030, Los Angeles, California 90025. The prior filing gave a description of Teleplus, as well as other relevant information about the Company, as required by Item 201(f) of Form 8-K.

Inadvertently, the original filing did not contain two (2) items:

         1. The audit opinion of the independent accountants with respect to their audit of the Company's financial statements at December 31, 2005; and

         2. The pro forma consolidation of the two companies, Teleplus, Inc. and Texxon, Inc., based upon the unaudited financial statements at March 31, 2006.

This Amendment is to provide the omitted items. To avoid confusion with respect to the audit opinion, we are re-filing the financial statements to which it is applicable.


(a)      FINANCIAL STATEMENTS

                      [SUTTON ROBINSON FREEMAN LETTERHEAD]

To the Shareholders of
Teleplus, Inc.
Tulsa, Oklahoma


We have audited the accompanying balance sheet of Teleplus, Inc. (a development stage company) for the years ended December 31, 2005 and 2004, and the related statements of operations, shareholders' equity, and cash flows for the years ended December 31, 2005 and 2004 and for the period from December 16, 1996 (inception) to December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit

We conducted our audit in accordance with auditing standards of the Public Company Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Teleplus, Inc. as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years ended December 31, 2005 and 2004 and for the period from December 16, 1996 (inception) to December 31, 2005 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency, which raises substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Sutton Robinson Freeman & Co., P. C.

Sutton Robinson Freeman & Co., P. C.
Certified Public Accountants

May 10, 2006
Tulsa, Oklahoma


                                       TELEPLUS, INC.

                                        BALANCE SHEET
                              AS OF DECEMBER 31, 2005 AND 2004
                                (a development stage company)

                                           ASSETS
                                           ------

                                                                      2005          2004
                                                                  -----------    -----------
CURRENT ASSETS:
  Cash                                                            $    25,539    $    65,034
  Accounts receivable                                                  38,154             --
                                                                  -----------    -----------
     Total current assets                                              63,693         65,034

FURNITURE AND EQUIPMENT, net                                           48,781         44,688
                                                                  -----------    -----------
OTHER ASSETS:
  Intangible assets, net                                               70,935         71,370
  Developed software, net                                             556,509        430,227
  Security deposit                                                     14,400         14,400
                                                                  -----------    -----------
     Total other assets                                               641,844        515,997

         Total assets                                             $   754,318    $   625,719
                                                                  ===========    ===========

LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES:
  Accounts payable                                                $   120,573    $    20,863
  Accrued liabilities                                                  85,817         58,021
  Accrued management fees                                              96,500             --
  Current portion of capital lease                                     10,183          6,882
  Notes payable                                                       623,368        827,482
                                                                  -----------    -----------
     Total current liabilities                                        936,441        913,248

LONG TERM LIABILITIES
  Capital lease, net of current portion                                 8,722         10,037

SHAREHOLDERS' DEFICIT
  Common stock; par value of .001; 10,000,000 shares authorized 8,816,483 and
     5,000,000 shares issued and outstanding
     as of December 31, 2005 and 2004, respectively                     8,816          5,000
  Additional paid in capital                                        2,037,792        615,758
  Deficit accumulated during the development stage                 (2,237,453)      (918,325)
                                                                  -----------    -----------
     Total shareholders' deficit                                     (190,845)      (297,567)
                                                                  -----------    -----------
         Total liabilities and shareholders' equity               $   754,318    $   625,719
                                                                  ===========    ===========


The accompanying notes are an integral part of these financial statements

                                       4




                                 TELEPLUS, INC.

                            STATEMENTS OF OPERATIONS
                          (a development stage company)


                                                                     September 16,
                                                                            2002
                                          Year Ended December 31,   (inception) to
                                        --------------------------    December 31,
                                           2005           2004            2005
                                        -----------    -----------    -----------
REVENUES

EXPENSES:
  Direct costs                               63,122         40,988        163,609
  Selling expenses                          267,249        178,614        479,007
  General and administrative expenses       905,631        424,825      1,449,420
                                        -----------    -----------    -----------
         Total expenses                   1,236,002        644,427      1,928,427

OTHER EXPENSES:
  Interest expense                          104,593         33,704        138,297
  Depreciation and amortization              46,898         21,724         74,747
  Other income                                   --            (62)           (62)
                                        -----------    -----------    -----------
         Total other expenses               151,491         55,366        212,982
                                        -----------    -----------    -----------

LOSS BEFORE PROVISION FOR
STATE INCOME TAXES                       (1,317,528)      (699,793)    (2,235,053)

PROVISION FOR STATE INCOME TAXES              1,600            800          2,400
                                        -----------    -----------    -----------

NET LOSS                                $(1,319,128)   $  (700,593)   $(2,237,453)
                                        ===========    ===========    ===========


The accompanying notes are an integral part of these financial statements


                                       5




                                                  TELEPLUS, INC.

                                    STATEMENT OF SHAREHOLDERS' EQUITY (DEFICIT)
                                           (a development stage company)


                                                                                        Deficit
                                                                                      Accumulated
                                                                      Additional      During the          Total
                                                        Common          Paid in       Development     Shareholders
                                         Shares          Stock          Capital          Stage       Equity (Deficit)
                                      -----------     -----------     -----------     -----------      -----------
Issuance of Common Stock                  150,000     $       150     $   195,100     $        --      $   195,250
Net loss                                       --              --              --        (217,732)        (217,732)
                                      -----------     -----------     -----------     -----------      -----------
Balance at December 31, 2003              150,000             150         195,100        (217,732)         (22,482)

Issuance of Common Stock
  upon conversion of note payable       4,850,000           4,850         420,658              --          425,508
Net loss                                       --              --              --        (700,593)        (700,593)
                                      -----------     -----------     -----------     -----------      -----------
Balance at December 31, 2004            5,000,000           5,000         615,758        (918,325)        (297,567)

Issuance of Common Stock
  upon conversion of note payable
  and accrued interest                  3,659,000           3,659       1,389,191              --        1,392,850
Issuance of Common Stock                  157,483             157          32,843              --           33,000
Net loss                                       --              --              --      (1,319,128)      (1,319,128)
                                      -----------     -----------     -----------     -----------      -----------
Balance at December 31, 2005            8,816,483     $     8,816     $ 2,037,792     $(2,237,453)     $  (190,845)
                                      ===========     ===========     ===========     ===========      ===========




The accompanying notes are an integral part of these financial statements


                                       6




                                                   TELEPLUS, INC.

                                               STATEMENT OF CASH FLOWS
                                            (a development stage company)

                                                                                                        Period from
                                                                                                        September 16,
                                                                                                            2002
                                                                          Year Ended December 31,      (inception) to
                                                                        ---------------------------     December 31,
                                                                           2005            2004             2005
                                                                        -----------     -----------     -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                              $(1,319,128)    $  (700,593)    $(2,237,453)
  Adjustments to reconcile net loss to net cash
    used in operating activities:
  Depreciation and amortization                                              46,898          21,724          74,746
  (Increase) decrease in assets:
     Accounts receivable                                                    (38,154)             --         (38,154)
     Security deposit                                                            --         (10,100)        (14,400)
  Increase (decrease) in liabilities:
     Accounts payable                                                        99,710          20,862         120,573
     Accrued liabilities                                                     27,796          17,300          85,817
     Management fees                                                         96,500              --          96,500
                                                                        -----------     -----------     -----------
         Net cash used in operating activities                           (1,086,378)       (650,807)     (1,912,371)
                                                                        -----------     -----------     -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Payment for intangible assets                                              (9,726)        (70,648)        (96,006)
  Payment for software development costs                                   (150,268)        (97,286)       (409,762)
  Purchase of equipment                                                      (6,234)           (984)        (20,111)
                                                                        -----------     -----------     -----------
         Net cash used in investing activities                             (166,228)       (168,918)       (525,879)
                                                                        -----------     -----------     -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Bank overdraft                                                                 --          (2,372)             --
  Sale of common stock                                                       33,000              --          33,000
  Borrowings on notes payable                                             1,188,737         889,442       2,441,727
  Payments on capital lease obligations                                      (8,626)         (2,311)        (10,937)
                                                                        -----------     -----------     -----------
         Net cash provided by financing activities                        1,213,111         884,759       2,463,790
                                                                        -----------     -----------     -----------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                   (39,495)         65,034          25,540

CASH AND CASH EQUIVALENTS, beginning of the year                             65,034              --              --
                                                                        -----------     -----------     -----------
CASH AND CASH EQUIVALENTS, end of the year                              $    25,539     $    65,034     $    25,540
                                                                        ===========     ===========     ===========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

  Interest paid                                                         $        --     $        --     $        --
                                                                        ===========     ===========     ===========
  Income taxes paid                                                     $       800     $       800     $     2,400
                                                                        ===========     ===========     ===========

SUPPLEMENTAL DISCLOSURES OF
  NON CASH INVESTING AND FINANCING ACTIVITIES
  Furniture and equipment acquired through exchange of stock                                            $    30,250
                                                                                                        ===========
  Developed software acquired through exchange of stock                                                 $   165,000
                                                                                                        ===========
  Conversion of notes payable and accrued interest into common stock    $ 1,392,849     $   425,508     $ 1,818,357
                                                                        ===========     ===========     ===========
  Purchase of equipment through capital leases                          $    10,613     $    19,230     $    29,843
                                                                        ===========     ===========     ===========



The accompanying notes are an integral part of these financial statements



                                 TELEPLUS, INC.
                          (a development stage company)

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1  - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization
------------

Teleplus, Inc. (the Company) was incorporated under the laws of the State of California on September 16, 2002. The Company is a development stage entity and is primarily engaged in the development and marketing of wireless networks for international travelers. The initial focus of the Company will be to test market their product and work to obtain customers through trials in smaller test markets and to find partners to aid in the cross promotion of their product. There can be no assurance that the Company will obtain customers.

For the year ended December 31, 2005, revenues of $69,965 were from a test marketing study. The Company has no significant operating history and, from (inception) to December 31, 2005, has generated a net loss of $2,237,453. The accompanying financial statements for the year ended December 31, 2005 and 2004 have been prepared assuming the Company will continue as a going concern. During the year 2006, management intends to raise equity financing through a reverse merger and private placement to fund future operations and to provide additional working capital. However, there is no assurance that such financing will be consummated or obtained in sufficient amounts necessary to meet the Company's needs.

The accompanying financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result from the possible inability of the Company to continue as a going concern.

Income taxes
------------

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets, including tax loss and credit carry forwards, and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Deferred income tax expense represents the change during the period in the deferred tax assets and deferred tax liabilities. The components of the deferred tax assets and liabilities are individually classified as current and non-current based on their characteristics. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Revenue recognition
-------------------

The Company recognizes revenues when it receives confirmation that customers used cellular phone minutes.

Cash and cash equivalents
-------------------------

The Company defines cash and cash equivalents as short-term investments in highly liquid debt instruments with original maturities of three months or less, which are readily convertible to known amounts of cash.

                                 TELEPLUS, INC.
                          (a development stage company)

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1  - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES(CONTINUED)


Use of estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Financial instruments
---------------------

Financial accounting standards require disclosure of the fair value of financial instruments held by the Company. Fair value of financial instruments is considered the amount at which the instrument could be exchanged in a current transaction between willing parties. The carrying amount of receivables, accounts payable, and other liabilities included on the accompanying balance sheet approximate their fair value due to their short-term nature.

Furniture and Equipment
-----------------------

Property and equipment are carried at cost and depreciation is computed over the estimated useful lives of the individual assets ranging from 3 to 15 years. The Company uses the straight-line method of depreciation.

The related cost and accumulated depreciation of assets retired or otherwise disposed of are removed from the accounts and the resultant gain or loss is reflected in earnings. Maintenance and repairs are expensed currently while major renewals and betterments are capitalized.

Long-term assets of the Company are reviewed annually as to whether their carrying value has become impaired. Management considers assets to be impaired if the carrying value exceeds the future projected cash flows from related operations. Management also re-evaluates the periods of amortization to determine whether subsequent events and circumstances warrant revised estimates of useful lives. As of December 31, 2005 and 2004, management expects these assets to be fully recoverable.

Patent application costs
------------------------

Patent application costs relate to the Company's U.S. patent applications an consist primarily of legal fees, the underlying clinical studies and other direct fees. The recoverability of the patent application costs is dependent upon, among other factors, the success of the underlying technology.

Developed Software
------------------

Developed software is carried at the cost of development and depreciation is computed over the estimated useful life of the software which is currently 15 years. The Company uses the straight-line method of depreciation.

Capital Leases
--------------
Assets held under capital leases are recorded at the lower of the net present value of the minimum lease payments or the fair value of the leased asset at the inception of the lease. Amortization expense is computed using the straight-line method over the shorter of the estimated useful lives of the assets or the period of the related lease.

                                 TELEPLUS, INC.
                          (a development stage company)

                          NOTES TO FINANCIAL STATEMENTS


NOTE 2 - FURNITURE AND EQUIPMENT

Furniture and equipment consisted of the following as of December 31, 2005 and 2004:

                                                        2005           2004
                                                    ------------   ------------
Furniture and fixtures                              $     12,272   $     12,000
Computers and equipment                                   62,198         45,625
                                                    ------------   ------------
   Total                                                  74,470         57,625
Less: accumulated depreciation                           (25,689)       (12,937)
                                                    ------------   ------------
   Machinery and equipment, net                     $     48,781   $     44,688
                                                    ============   ============

Depreciation expense amounted to $12,748 and $6,995 for the years ended December 31, 2005 and 2004, respectively.

NOTE 3 - BUSINESS CONCENTRATIONS

The Company maintains its cash in bank deposit accounts and the balances may exceed federally insured limits from time to time. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant risks on its cash in bank deposit accounts. As of December 31, 2005 and 2004, the Company did not have deposits in excess of federally insured limits.

NOTE 4 - DEVELOPED SOFTWARE

The company has developed internal use software for the purpose of managing its wireless network. The total capitalized cost of this software at December 31, 2005 and 2004 was $574,763 and $430,227, respectively. Total accumulated amortization related to this software at December 31, 2005 and 2004 was $18,254 and $0, respectively. Amortization expense amounted to $18,254 and $0 for the years ended December 31, 2005 and 2004, respectively.

NOTE 5 - INTANGIBLE ASSETS

Intangible assets consisted of the following at December 31, 2005 and 2004, respectively:

                                                        2005           2004
                                                    ------------   ------------

Patent application costs                            $     60,830   $     45,373
Website development costs                                 40,908         40,908
                                                    ------------   ------------
   Total                                                 101,738         86,281
Less: accumulated amortization                           (30,801)       (14,911)
                                                    ------------   ------------
   Intangible assets, net                           $     70,937   $     71,370
                                                    ============   ============

Amortization expense amounted to $15,890 and $14,729 for the years ended December 31, 2005 and 2004, respectively.

                                 TELEPLUS, INC.
                          (a development stage company)

                          NOTES TO FINANCIAL STATEMENTS


NOTE 6 - RELATED PARTY TRANSACTIONS

The Company has received loans from related parties. These related parties consist of various members of management. As of December 31, 2005 and 2004, the Company had loans due to related parties of $100,764 and $50,944, respectively.

NOTE 7 - ADVERTISING EXPENSE

Advertising and sales promotion costs are expensed as incurred. For the year ended December 31, 2005 and 2004, advertising expense totaled $24,286 and $36,829, respectively.

NOTE 8 - LEASES

Operating lease
---------------

The Company leases its office facilities under a non-cancelable operating lease agreement. The lease expires in 2006. Lease expense totaled $57,334 and $42,702 for the years ended December 31, 2005 and 2004, respectively.

The following future minimum rental payments required under the operating lease agreement are:


                  Year Ending
                  December 31,                      Amount
                  ------------                      ------

                   2006                            $ 51,600
                   Thereafter                            --

Capital lease
-------------

The Company leases certain computers under agreements that are classified as capital leases. The cost of equipment under capital leases is included in the Balance Sheets as property and equipment and amounted to $29,843 and $19,230 at December 31, 2005 and 2004, respectively. Accumulated amortization of the leased equipment at December 31, 2005 and 2004 was approximately $4,730 and $0, respectively. Amortization of assets under capital leases is included in depreciation expense.

The future minimum lease payments required under the capital leases and the present value of the net minimum lease payments as of December 31, 2005, are as follows:

                                          Year Ending
                                           December 31,                Amount
                                          --------------             ----------
                                               2006                  $   10,183
                                               2007                       5,006
                                               2008                       2,652
                                               2009                       1,064
                                            Thereafter                       --
                                                                     ----------
Total minimum lease payments                                             18,905
Less: Amount representing interest
                                                                     ----------
Present value of net minimum lease payments                              18,905
Less: Current maturities of capital lease obligations                   (10,183)
                                                                     ----------
Long-term capital lease obligations                                  $    8,722
                                                                     ==========


                                 TELEPLUS, INC.
                          (a development stage company)

                          NOTES TO FINANCIAL STATEMENTS


NOTE 9 - NOTES PAYABLE

Notes payable at December 31 consisted of the following:

                                                                                   2005          2004
                                                                                ----------    ----------

Promissory note issued to Celine Coicaud (Holder) on December 31, 2003.
  Interest of 10% and principal installments $50 to be made monthly, beginning July 1, 2004 with an additional payment of $9,900 due
  August 10, 2004 and the remaining principal balance and accrued
  interest due on December 31, 2004.                                            $   15,026    $   17,532


Promissory note issued to Sephanie Buchert (Holder) on May 1, 2004.
  Interest of 10% and principal installments of $200 to be made monthly, beginning July 1, 2004 with the outstanding principal balance and
  accrued interest due on December 31, 2004.                                         9,093         9,006

Promissory note issued to James Bell (Holder) on May 26, 2004 in the amount of $25,000 with interest of 10%. There are no monthly payments and the principal along with accrued interest are due on or before
  December 31, 2005 or the date that the Company received proceeds from the public offering of its shares, whichever is earlier. The promissory note contains an option for the holder to receive 1% of the outstanding
  shares in lieu of repayment of principal.                                         25,000        25,000

Promissory notes issued to Kurt Hiete (Holder) on various dates between
  September 18, 2003 and June 14, 2005 with interest of 10%. Principal along with accrued interest are payable on the maturity dates between
  September 18, 2004 through May 26, 2005. The promissory notes contains options for the holder to receive shares totaling 2% of the Company
  stock in lieu of repayment of principal.                                          47,500        40,000

Promissory notes issued to ARABIA Corporation on various dates between
  September 18, 2003 and May 18, 2004 with interest of 10%. Principal along with accrued interest are payable on the maturity dates between September
  18, 2004 through December 31, 2004. The promissory notes contains options for the holder to receive shares of the Company stock in lieu of
  repayment of principal.                                                           55,000        55,000


                                       12



                                 TELEPLUS, INC.
                          (a development stage company)

                          NOTES TO FINANCIAL STATEMENTS


NOTE 9 - NOTES PAYABLE (CONTINUED)

Promissory note issued to Claude Buchert (Holder) on December 30, 2004 with interest of 10%. Principal along with accrued interest are due on
  or before June 30, 2005.                                                           4,762         4,762

Promissory note issued to Edward Shirley (Holder) on February 23, 2004 with
  Interest of 10% and principal installments of $340 to be made monthly, beginning July 1, 2004 with the remaining principal balance and
  accrued interest due on December 31, 2004.                                        30,000        30,000

Promissory notes issued to Humax West, Inc. (Holder) on various dates between
  July 9, 2004 and December 2, 2004 with interest of 10%. Principal along with accrued interest are payable on the maturity date of June 30, 2006. The promissory notes contains an option for the holder to receive
  shares of the Company stock in lieu of repayment of principal.                        --       600,000

Promissory notes issued to Humax West, Inc. (Holder) on various dates between August 26, 2005 and December 30, 2005 with interest of 10%.
  Principal along with accrued interest are payable on the maturity dates between September 30, 2005 and January 30, 2006. The promissory notes contain options for the Holder to receive shares of the Company stock
  in lieu of repayment of principal.                                               326,000            --

Promissory note issued to Sax Public Relations, Inc. (Holder) December 1,
  2005 with Interest accruing from September 1, 2005 at 10%. Payments of
  $1,000 to be made monthly, beginning February 1, 2006 through March 2007.         14,986            --

Promissory note issued to Helene Legendre (Holder) on June 30, 2004 with
  Interest of 10% and payments of $877 to be made monthly, beginning
  July 1, 2004 with the remaining principal balance and accrued interest
  due on December 31, 2004.                                                         96,001        46,182
                                                                                ----------    ----------
        Totals                                                                  $  623,369    $  827,482
                                                                                ==========    ==========

The Company is currently in default on various notes payable and is in the process of negotiating settlements or payment. All notes payable are included in current liabilities.


NOTE 10 - STOCKHOLDERS' EQUITY

The Company currently has one class of common stock with a par value of $001 per share. At the time of formation, the Company had 100,000 shares authorized. In July 2004, the Company amended its articles of incorporation to authorize the issuance of 10,000,000 shares. Subsequent to December 31, 2005, the company again amended its articles of incorporation to authorize the issuance of 15,000,000 shares. The following details the issuance of company stock since its inception:

In late 2003, the Company issued 150,000 shares of common stock to the president of the company in exchange for furniture and fixtures of $12,000, computer equipment of $18,250, and preliminary developed software of $165,000 for a total value of $195,250.

                                 TELEPLUS, INC.
                          (a development stage company)

                          NOTES TO FINANCIAL STATEMENTS

NOTE 10 - STOCKHOLDERS' EQUITY (CONTINUED)


In July 2004, the Company issued 750,000 shares of common stock in exchange for cancellation of notes payable in the amount of $3,700.

In July 2004, the Company issued 3,600,000 shares of common stock in exchange for cancellation of notes payable in the amount of $204,559.

In July 2004, the Company issued 500,000 shares of common stock to a member of management in exchange for cancellation of notes payable in the amount of $217,249.

In July 2005, the Company issued 3,659,000 shares of common stock in exchange for cancellation of notes payable and accrued interest in the amount of Si 392,850.

In September 2005, the Company issued 8,000 shares of common stock in exchange for cash of $16,000.

In December 2005, the Company issued 25,000 shares of common stock in exchange for cash of $141,483.

NOTE 11 - STOCK OPTIONS

In January 2004, the company granted 375,000 common stock options exercisable at $05 per share to a non-employee which vested in April 2004. The options expire in January 2010.

In September 2005, the Company granted 100,000 common stock options exercisable at $.05 per share to an employee which vest and expire on January 15, 2010.

In September 2005, the Company granted 100,000 common stock options exercisable at $.01 per share to a non-employee which vest and expire on January 15, 2010.

A summary of the status of, and changes in, the Company's stock option plan as of and for the years ended December 31, 2005 and 2004, is presented below for all stock options issued to employees and non-employees.

                                                                 2005                        2004
                                                        -----------------------     -----------------------
                                                                      Weighted-                   Weighted-
                                                                       Average                     Average
                                                                      Exercise                    Exercise
                                                         Options       Price         Options       Price
                                                        ----------   ----------     ----------   ----------
Outstanding at beginning of year                                --   $       --             --   $       --
Granted                                                    200,000         0.03        375,000         0.05
Exercised                                                       --           --             --           --
Forfeited                                                       --           --             --           --
                                                        ----------   ----------     ----------   ----------
Outstanding at end of year                                 575,000   $     0.04        375,000   $     0.05
                                                        ==========   ==========     ==========   ==========
Options exercisable at end of year                         375,000                     375,000
                                                        ==========                  ==========

NOTE 12 - COMMITMENTS AND CONTINGENCIES

The Company has employment agreements with two members of management through March, 2008. These agreements are cancelable at any time by the Company or member of management. As of December 31, 2005 and 2004, the Company had $96,500 and $0 payable to management in arrears under these agreements. Expenses related to these agreements is recorded in general and administrative expense and amounted to $218,951 and $98,750 for the years ended December 31, 2005 and 2004, respectively.

                                 TELEPLUS, INC.
                          (a development stage company)

                          NOTES TO FINANCIAL STATEMENTS


NOTE 13 - SUBSEQUENT EVENT

Subsequent to year end, the Company issued 591,000 shares of common stock in exchange for cancellation of notes payable and accrued interest in the amount of $339,357.

 (d) UNAUDITED PRO FORMA CONSOLIDATION OF THE TWO COMPANIES, TELEPLUS, INC AND
                                   TEXXON,INC


Unaudited Pro Forma condensed combined financials:
--------------------------------------------------

The following unaudited pro forma condensed combined financial statements are presented to illustrate the estimated effects of our acquisition of Teleplus, Inc. ("Teleplus") contemplated under the Share Exchange Agreement ("Exchange") which was closed on May 31, 2006 on our historical financial position and our results of operations. We have derived our historical financial data for the year ended December 31, 2005 from our audited financial statements incorporated by reference herein. We have derived our historical financial data as of and for the three months ended march 31, 2006 from our unaudited financial statements incorporated by reference herein. We have derived Teleplus' historical financial data for the year ended December 31, 2005 from Teleplus' audited financial statements, and have derived Teleplus' historical financial data as of and for the three months ended March 31, 2006 from Teleplus' unaudited condensed financial statements, in each case, which are included elsewhere in this Form 8 K.

The unaudited pro forma combined statement of operations for the three months ended March 31, 2006 assumes that the Exchange was consummated on January 1, 2006. The unaudited pro forma combined balance sheet as of March 31, 2006 assumes the Exchange was consummated on that date. The information presented in the unaudited pro forma condensed combined financial statements does not purport to represent what our financial position or results of operations would have been had the Exchange occurred as of the date indicated, nor is it indicative of our future financial position or results of operations for any period. You should not rely on this information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience after the Exchange.

The pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable under the circumstances.

These unaudited pro forma condensed combined financial statements should be read in conjunction with the accompanying notes and assumptions and the historical financial statements and related notes of us and Teleplus.

                                                           TEXXON INC.
                                                  - Successor to Teleplus Inc.
                                          PRO FORMA COMBINED BALANCE SHEET (UNAUDITED)
                                                           31-Mar-06


                                                             Historical        Historical        Pro Forma           Pro Forma
                                                              Teleplus           Texxon         Adjustments (1)       Combined
                                                            ------------      ------------      ---------------     ------------
CURRENT ASSETS:
     Cash                                                   $      8,589      $        178                          $      8,767
     Accounts receivable                                          51,405                --                                51,405
     Prepaid expenses                                                 --           562,500                               562,500
                                                            ------------      ------------                          ------------
         Total current assets                                     59,994           562,678                               622,672
                                                            ------------      ------------                          ------------

FURNITURE AND EQUIPMENT, net                                      45,071                --                                45,071
                                                            ------------      ------------                          ------------

OTHER ASSETS:
     Intangible assets, net                                       68,093                --                                68,093
     Developed software, net                                     546,925                --                               546,925
     Security deposit                                             14,400                --                                14,400
                                                            ------------      ------------                          ------------
         Total  other assets                                     629,418                --                               629,418
                                                            ------------      ------------                          ------------

             Total assets                                   $    734,483      $    562,678                          $  1,297,161
                                                            ============      ============                          ============

       LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES:
     Accounts payable                                       $    237,879      $    137,973                          $    375,852
     Accrued liabilities                                          30,169             1,240                                31,409
     Accrued interest on notes payable - related party            23,123                --                                23,123
     Accrued interest on notes payable                            25,012                --                                25,012
     Accrued management fees                                     116,500                --                               116,500
     Current portion of capital leases                             9,847                --                                 9,847
     Notes payable - related party                               168,004                --                               168,004
     Notes payable                                               256,370                --                               256,370
                                                            ------------      ------------                          ------------
         Total current liabilities                               866,904           139,213                             1,006,117
                                                            ------------      ------------                          ------------

LONG TERM LIABILITIES
     Capital leases, net of current portion                        6,653                --                                 6,653
                                                            ------------      ------------                          ------------

SHAREHOLDERS' EQUITY / (DEFICIT)
     Common stock                                                  9,578            33,982            81,000  (2)        114,982
                                                                                                      (9,578) (3)

     Additional paid in capital                                2,521,387         4,464,141           (81,000) (2)      2,839,448
                                                                                                       9,578  (3)
                                                                                                  (4,074,658) (4)

     Deficit accumulated during the development stage         (2,670,039)       (4,074,658)        4,074,658  (4)     (2,670,039)
                                                            ------------      ------------                          ------------
         Total shareholders' equity / (deficit)                 (139,074)          423,465                               284,391
                                                            ------------      ------------                          ------------

             Total liabilities and shareholders' equity     $    734,483      $    562,678                          $  1,297,161
                                                            ============      ============                          ============


                                                               16



                                                     TEXXON INC.
                                            - Successor to Teleplus Inc.
                               PRO FORMA COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
                                      FOR THE THREE MONTHS ENDED MARCH 31, 2006


                                                Historical         Historical         Pro Forma          Pro Forma
                                                 Teleplus            Texxon          Adjustments (1)     Combined
                                              -------------      -------------      -------------      -------------

REVENUES                                      $      27,451      $          --      $                  $      27,451
                                              -------------      -------------                         -------------

EXPENSES:
      Direct costs                                   74,343                 --                                74,343
      Selling expenses                               62,761                 --                                62,761
      General and administrative expenses           218,252            277,104                               495,356
                                              -------------      -------------                         -------------
          Total expenses                            355,356            277,104                               632,460
                                              -------------      -------------                         -------------

OTHER EXPENSES:
      Interest expense                                7,593              3,365                                10,958
      Depreciation and amortization                  16,288                 --                                16,288
      Other income                                       --                 --                                    --
                                              -------------      -------------                         -------------
          Total other expenses                       23,881              3,365                                27,246
                                              -------------      -------------                         -------------

LOSS BEFORE PROVISION FOR
STATE INCOME TAXES                                 (351,786)          (280,469)                             (632,255)
                                                                                                       -------------
PROVISION FOR STATE INCOME TAXES                        800                 --                                   800
                                              -------------      -------------                         -------------

NET LOSS                                      $    (352,586)     $    (280,469)     $                  $    (633,055)
                                              =============      =============                         =============

Weighted average shares outstanding              81,000,000 (5)     30,843,271                           111,843,271
                                              =============      =============                         =============

Loss per share, basic and diluted                    (0.004)(6)          (0.01)                                (0.01)
                                              =============      =============                         =============

                                 TELEPLUS, INC.
                          (a development stage company)

                Notes to Unaudited Pro Forma Financial Statements
                -------------------------------------------------

(1) Because Teleplus' former owners have received the majority voting rights in the combined entity and Teleplus' senior management has been appointed to represent the majority of the senior management of the combined entity following the Exchange, the Exchange is deemed to be a reverse acquisition. In accordance with the Accounting and Financial Reporting Interpretations and Guidance prepared by the staff of the U.S. Securities and Exchange Commission, Texxon, Inc. ("Texxon", the legal acquirer) is considered the accounting acquiree and Teleplus (the Legal acquiree) is considered the accounting acquirer. The consolidated financial statements of the combined entity will in substance be those of Teleplus, with the assets and liabilities, and revenues and expenses, of Texxon being included effective from the date of consummation of the Exchange. Texxon is deemed to be a continuation of the business of Teleplus. The outstanding stock of Texxon prior to the Exchange will be accounted for at their net book value and no goodwill will be recognized.

(2) Reflects the issuance of 81,000,000 shares of Common Stock by Texxon (as legal acquirer) for the reverse acquisition of all issued and outstanding shares of capital stock of Teleplus (as legal acquiree, but accounting acquirer).

(3)      Reflects the elimination of Common Stocks of Teleplus.

(4) Reflects the elimination of the pre-acquisition losses of Texxon (as accounting acquiree).

(5) The weighted average number of shares used for computing the historical loss per share is based on the number of shares issued in the reverse acquisition of Teleplus by Texxon.

(6) The historical loss per share is computed based on the historical income of Teleplus as Teleplus is considered the accounting acquirer and thus the predecessor.


EXHIBIT INDEX

No.      Description of Exhibit
---      ----------------------
31.1 Certification of Chief Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
31.2 Certification of Chief Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
32.1 Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
32.2 Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


                                    SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TEXXON, INC.
Dated: August 29, 2006

                                    By: /S/ CLAUDE BUCHERT
                                        ----------------------------------------
                                        Claude Buchert, CEO and President



                                       18